UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 12, 2016

CAT9 Group Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55365	47-2912810
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Chongqing BaNa District, YuDong YingDan Plaza 63-3

Chongqing, China

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(023) 66223188

(ISSUER TELEPHONE NUMBER)

 N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm.

On May 12, 2016, the board of directors (the "Board") and majority shareholders of CAT9 Group Inc. (the “Company”) dismissed Anton & Chia, LLP (“A&C”) as the independent registered public accounting firm of the Company effective immediately. Other than an explanatory paragraph included in audit report of A&C for the Company's fiscal year ended December 31, 2015, relating to the uncertainty of the Company's ability to continue as a going concern, the audit report of A&C on the Company's financial statements for the fiscal year ended December 31, 2015, and through May 12, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

From October 21, 2015 through to the date of this Current Report on Form 8-K, (1) there were no disagreements with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of A&C, would have caused A&C to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) New Independent Registered Public Accounting Firm

On May 12, 2016, the Company engaged Gillespie & Associates, PLLC ("Gillespie") as our new independent principal accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal year ended December 31, 2015 to date, and any subsequent interim period through the date of engagement, the Company has not retained or inquired of Gillespie regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) any matter that was either the subject of a disagreement with A&C or a reportable event with respect to A&C; (iii) the type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Gillespie concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or (iv) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

(d) Exhibits:

Exhibit No.	Document
16.1	Letter from Anton & Chia, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAT9 Group Inc.

By: /s/ Wenfa “Simon” Sun

Wenfa “Simon” Sun. President, Chief Executive Officer, and Chairman of the Board of Directors

By: /s/ MeiHong “Sanya” Qian

MeiHong “Sanya” Qian. Chief Financial Officer, Secretary

Date:  May 13, 2016

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